INDEPENDENT AUDITOR'S CONSENT




      We hereby consent to the inclusion in the Registration
Statement on Amendment No. 4 to Form SB-2 of Cadapult Graphic
Systems, Inc., of our report dated February 1, 1999 relating to the financial statements of Tartan Technical, Inc. for the years ended December 31, 1998 and 1997. We also hereby consent to the reference to us under the heading "Experts" in such Registration Statement.



                              /s/ Belanger & Company, P.C.
                              BERLANGER & COMPANY, P.C.
                              CERTIFIED PUBLIC ACCOUNTANTS




Chelmsford, Massachusetts

May 26,  2000